EXHIBIT 10.2
EXECUTION COPY

Citigroup Global Markets Inc. 390 Greenwich Street New York, NY 10013 Credit Suisse, Cayman Islands Branch Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, NY 10010	Deutsche Bank AG New York Branch
Deutsche Bank AG Cayman Island
Branch
Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005

The Royal Bank of Scotland plc
RBS Securities Corporation
101 Park Avenue
10th Floor
New York, NY 10178	Morgan Stanley Senior Funding Inc.
1585 Broadway
New York, New York 10036

Wachovia Bank, National Association
Wachovia Investment Holdings, LLC
Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, NC 28288-0737

May 17, 2007
BT TRIPLE CROWN MERGER CO, INC.
     c/o Bain Capital LLC
     111 Huntington Avenue
     Boston, MA 02199
          Attention: Steve Barnes
     c/o Thomas H. Lee Partners L.P.
     100 Federal Street, 35th Floor
     Boston, MA 02110
          Attention: Charles A. Brizius
B TRIPLE CROWN FINCO, LLC
     c/o Bain Capital LLC
     111 Huntington Avenue
     Boston, MA 02199
          Attention: Steve Barnes
T TRIPLE CROWN FINCO, LLC.
     c/o Thomas H. Lee Partners L.P.
     100 Federal Street, 35th Floor
     Boston, MA 02110
          Attention: Charles A. Brizius
Project Triple Crown
Second Amended and Restated Commitment Letter
Ladies and Gentlemen:
     Bain Capital Partners LLC and its affiliates (collectively, “Bain”), and Thomas H. Lee Partners and its affiliates (collectively, “TH Lee” and, together with Bain, the “Sponsors”) have advised Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank AG Cayman Islands Branch (“DBCI”), Deutsche Bank Securities Inc. (“DBSI” and, together with DBNY and DBCI, “DB”), Morgan Stanley Senior Funding Inc. (“MSSF”), Credit Suisse, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC (together with its affiliates, “CS Securities”; and, together with CS, “Credit Suisse”), The Royal Bank of Scotland plc (“Royal Bank”) and RBS Securities Corporation (“RBS Securities” and, together with Royal Bank, “RBOS”), Wachovia Bank, National Association (“Wachovia Bank”), Wachovia Investment Holdings, LLC (“Wachovia Investments”), Wachovia Capital Markets, LLC (“Wachovia Securities” and, together with Wachovia Bank and Wachovia Investments, “Wachovia;” and, together with CGMI, DB, MSSF, Credit Suisse and RBOS, the “Commitment Parties”, “us” or “we”) that the Sponsors, together with certain other Investors, intend to acquire the Company (as defined in Exhibit A) and consummate the other transactions described on Exhibit A hereto. Capitalized terms used but not defined herein are used with the meanings assigned to them on the Exhibits attached hereto (such Exhibits, together with this letter, collectively, the “Commitment Letter”).
     In connection with the Transactions:
          (a) each of CGMI (on behalf of Citigroup (as defined below)), DBNY, MSSF, CS, Royal Bank and Wachovia Bank (collectively, the “Initial Senior Lenders”) is pleased to advise you of its several, but not joint, commitment to provide the percentage of the entire aggregate principal amount of the Senior Secured Facilities, as set forth opposite such Initial Senior Lender’s name below:

% of aggregate principal
amount of the Senior Secured
Initial Senior Lender	Facilities
CGMI (on behalf of Citigroup)	18.75%

DBNY	18.75%

MSSF	18.75%

CS	14.583%

Royal Bank	14.583%

Wachovia Bank	14.584%
          (b) each of CGMI, DBNY, MSSF, CS, Royal Bank and Wachovia Bank (collectively, the “Initial Receivables Lenders”) is pleased to advise you of its several, but not joint, commitment to provide the percentage of the entire aggregate principal amount of the Receivables Facility, as set forth opposite such Initial Receivables Lender’s name below:

% of aggregate principal
amount of the
Initial Receivables Lender	Receivables Facility
CGMI (on behalf of Citigroup)	18.75%

DBNY	18.75%

MSSF	18.75%

CS	14.583%

Royal Bank	14.583%

Wachovia Bank	14.584%
          (c) each of DBCI, MSSF, CGMI (on behalf of Citigroup), CS, Royal Bank and Wachovia Investments (collectively, the “Initial Bridge Lenders” and together with the Initial Senior Lenders and the Initial Receivables Lenders, the “Initial Lenders”) is pleased to advise you of its several, but not joint, commitment to provide the percentage of the entire aggregate principal amount of the Senior Bridge Facility, as set forth opposite such Initial Bridge Lender’s name below:

% of aggregate principal
amount of the Senior
Initial Bridge Lender	Bridge Facility
DBCI	18.75%

MSSF	18.75%

CGMI (on behalf of Citigroup)	18.75%

CS	14.583%

Royal Bank	14.583%

Wachovia Investments	14.584%
in each case, upon the terms and conditions set forth in this letter and the Summaries of Terms and Conditions, as applicable, attached as Exhibits B, C, D and E attached hereto (collectively, the “Term Sheets”). For purposes of this Commitment Letter, “Citigroup” means CGMI, Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citigroup shall determine to be appropriate to provide the services contemplated herein.
     It is agreed that:
          (a) (i) Citigroup, DBSI and MSSF will act as co-lead arrangers and joint bookrunners for the Senior Secured Facilities (acting collectively in such capacities, the “Senior

Lead Arranger”), (ii) DBSI and MSSF will act as co-syndication agents for the Senior Secured Facilities, (iii) CS, Royal Bank and Wachovia Securities will act as co-documentation agents for the Senior Secured Facilities and (iv) Citigroup will act as sole administrative agent for the Senior Secured Facilities;
          (b) (i) Citigroup, DBSI and MSSF will act as co-lead arrangers and joint bookrunners for the Receivables Facility (acting collectively in such capacities, the “Receivables Lead Arranger”), (ii) DBSI and MSSF will act as co-syndication agents for the Receivables Facility, (iii) CS, Royal Bank and Wachovia Securities will act as co-documentation agents for the Receivables Facility and (iv) Citigroup will act as sole administrative agent for the Receivables Facility; and
          (c) (i) DBSI, MSSF and Citigroup will act as co-lead arrangers for the Senior Bridge Facility (acting collectively in such capacities, the “Bridge Lead Arranger” and, together with the Senior Lead Arranger and the Receivables Lead Arranger, the “Lead Arrangers”), (ii) each of DBSI, MSSF, Citigroup, CS Securities, RBS Securities and Wachovia Securities will act as joint bookrunners for the Senior Bridge Facility; (iii) MSSF and Citigroup will act as co-syndication agents for the Senior Secured Facilities, (iv) CS, Royal Bank and Wachovia Securities will act as co-documentation agents for the Senior Bridge Facility and (v) DBCI will act as sole administrative agent for the Senior Bridge Facility.
It is further agreed that (A) Citigroup will have “left” placement and DBSI will have second placement in any marketing materials or other documentation used in connection with the Senior Secured Facilities, (B) Citigroup will have “left” placement and DBSI will have second placement in any marketing material or other documentation used in connection with the Receivables Facility, and (C) DBSI will have “left” placement and MSSF will have second placement in any marketing material or other documentation used in connection with the Senior Bridge Facility. You agree that no other agents, co-agents or arrangers will be appointed, no other titles will be awarded and no compensation (other than that expressly contemplated by the Term Sheets and Fee Letter referred to below) will be paid in connection with the Credit Facilities unless you and we shall so reasonably agree; provided, that you may appoint one additional lead arranger and two additional bookrunners for the Senior Bridge Facility and four additional agents or co-agents for each of the Credit Facilities, in each case, with allocation of compensation to be determined by you as appropriate for such roles and related commitments of such lead arrangers, bookrunners, agents or co-agents.
     We intend to syndicate the Credit Facilities to a group of lenders identified by us in consultation with you and reasonably acceptable to you (together with the Initial Lenders, the “Lenders”); provided, that we will not syndicate to those banks, financial institutions or other institutional lenders identified to the Lead Arrangers by you prior to the date hereof or those persons that are competitors of the Company and its subsidiaries and identified to the Lead Arrangers or the Lenders by you from time to time (the “Disqualified Institutions”). Notwithstanding any other provision of this Commitment Letter to the contrary, (a) no Initial Lender shall be relieved or novated from its obligations hereunder (including its obligation to fund the Credit Facilities on the Closing Date) in connection with any syndication, assignment or participation of the Credit Facilities, including its commitments in respect thereof, until after the Closing Date, (b) no assignment or novation shall become effective with respect to all or any portion of any Initial Lender’s commitments in respect of the Credit Facilities until the initial funding of the Credit Facilities (except to the extent Senior Notes are issued in lieu of the Senior Bridge Facility or a portion thereof) on the Closing Date, and (c) unless the Borrower agrees in writing, each Initial Lender shall retain exclusive control over all rights and obligations with respect to its commitments in respect of the Credit Facilities, including all rights with respect to consents, modifications, supplements and amendments, until the Closing Date has occurred. The Lead Arrangers intend to commence syndication efforts promptly, and until the earlier to occur of (i) a Successful Syndication (as defined in the Fee Letter) and (ii) sixty (60) days after the Closing Date, you agree actively to assist the Lead Arrangers in completing a syndication satisfactory to the Lead Arrangers and you. Such assistance shall include (A) using commercially reasonable efforts to ensure that the syndication efforts benefit from the existing banking relationships of the Sponsors and the Company, (B) direct contact between your senior management and non-legal advisors and the proposed Lenders (and using your commercially reasonable efforts to ensure such contact between senior management of the Company and the proposed Lenders), (C) your assistance (and using your commercially reasonable efforts to cause the Company to assist) in the preparation of one or more confidential information memoranda and other marketing materials to be used in connection with the syndication, (D) the hosting, with the Lead Arrangers of one or more meetings of prospective Lenders at times and locations to be mutually agreed (and using your commercially reasonable efforts to cause the officers of the Company to be available for such meetings), (E) using your commercially reasonable efforts to obtain ratings for the Credit Facilities from each of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) prior to the Closing Date, (F) using your commercially reasonable efforts to facilitate the opportunity for a reasonable and customary accounts receivable collateral field exam with respect to the Receivables Facility Collateral prior to the launch of syndication, and (G) using your commercially reasonable efforts to provide that there shall be no competing offering, placement or arrangement of any debt securities (other than the Senior Notes) or bank financing (other than the Credit Facilities) by or on behalf of the Company or any of its subsidiaries (it being understood that any indebtedness permitted under the Merger Agreement as in effect on the date hereof, including any indebtedness for the purpose of refinancing the 3.125% Senior Notes Due 2007, shall not be subject to this subclause (G)). Notwithstanding anything to the contrary contained in this Commitment Letter or the Fee Letter, neither the commencement nor completion of the syndication of the Credit Facilities shall constitute a condition precedent to the Closing Date.
     The Lead Arrangers, in their capacity as such, will manage, in consultation with you (and with your consent, which will not be unreasonably withheld), all aspects of the syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when the Lenders’ commitments will be accepted, which Lenders will participate, the allocation of the commitments among the Lenders and the amount and distribution of fees among the Lenders. You hereby acknowledge and agree that the Lead Arrangers, in such capacity, will have no responsibility other than to arrange the syndication as set forth herein and in no event shall be subject to any fiduciary or other implied duties in connection with the transactions contemplated hereby. To assist the Lead Arrangers in their syndication efforts, you agree promptly to prepare and provide to the Lead Arrangers (and use commercially reasonable efforts to cause the Company to provide to the Lead Arrangers) all information with respect to the Company and its subsidiaries and the Merger, including all financial information and Projections (as defined below), as the Lead Arrangers may reasonably request in connection with the arrangement and syndication of the Credit Facilities. At the request of the Lead Arrangers, you agree to assist in the preparation of a version of the information package and presentation consisting exclusively of information and documentation with respect to the Company and its subsidiaries and the Merger that is either publicly available or not material with respect to the Sponsors, the Company, their respective affiliates, any of their respective securities and the Merger for purposes of United States federal and state securities laws.
     You hereby represent and warrant that to your knowledge (a) all written information, other than the Projections and information of a general economic or industry specific nature (the “Information”), that has been or will be made available to us by you, the Company or any of your or their representatives in connection with the transactions contemplated hereby, when taken as a whole, does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made, as supplemented and updated, and (b) the financial projections and other forward-looking information (the “Projections”) that have been or will be made available to us by you, the Company or any of your or their representatives in connection with the transactions contemplated hereby have been or will be prepared in good faith based upon assumptions believed by you to be reasonable at the time furnished (it being recognized by the Commitment Parties that such Projections are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ from the projected results, and such differences may be material). You agree that if, at any time prior to the Closing Date, you become aware that any of the representations in the preceding sentence is incorrect, in any material respect, then you will use commercially reasonable efforts to promptly supplement the Information and the Projections so that, to your knowledge, such representations are correct, in all material respects, under those circumstances. You understand that in arranging and syndicating the Credit Facilities we may use and rely on the Information and Projections without independent verification thereof.
     As consideration for the commitments and agreements of the Commitment Parties hereunder, you agree to cause to be paid the nonrefundable fees described in the Second Amended and Restated Fee Letter dated the date hereof and delivered herewith (the “Fee Letter”).
     Each Commitment Party’s commitments and agreements hereunder are subject to the conditions set forth on Exhibit E. Notwithstanding anything in this Commitment Letter, the Fee Letter, the Credit Facilities Documentation (as defined in Exhibit E) or any other letter agreement or other undertaking concerning the financing of the transactions contemplated hereby to the contrary, (a) the only representations relating to the Company and its subsidiaries and their respective businesses, the accuracy of which shall be a condition to availability of the Credit Facilities on the Closing Date, shall be (i) such of the representations made by the Company in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that MergerCo has the right to terminate its obligations under the Merger Agreement as a result of a breach of such representations in the Merger Agreement (the “Merger Agreement Representations”) and (ii) the Specified Representations (as defined below), and (b) the terms of the Credit Facilities Documentation shall be in a form such that they do not impair availability of the Credit Facilities on the Closing Date if the conditions set forth in this Commitment Letter are satisfied (it being understood that, to the extent any guarantee or collateral (including the creation or perfection of any security interest) referred to in the Term Sheets is not or cannot be provided on the Closing Date (other than the pledge and perfection of domestic assets with respect to which a lien may be perfected solely by the filing of a financing statement under the Uniform Commercial Code (“UCC”)) after your use of commercially reasonable efforts to do so or without undue burden or expense, then the provision of any such guarantee and/or collateral shall not constitute a condition precedent to the availability of the Credit Facilities on the Closing Date, but may instead be provided after the Closing Date pursuant to arrangements to be mutually agreed). For purposes hereof, “Specified Representations” means the representations and warranties set forth in the Term Sheets relating to corporate power and authority, due authorization, execution and delivery and the enforceability of the Credit Facilities Documentation, in each case as they relate to the entering into and performance of the Credit Facilities Documentation, Federal Reserve margin regulations, the Investment Company Act and status of the Senior Secured Facilities and the guaranties thereof as senior debt. Notwithstanding anything in this Commitment Letter, the Fee Letter, the Credit Facilities Documentation or any other letter agreement or other undertaking concerning the financing of the transactions contemplated hereby to the contrary, the only conditions to availability of the Credit Facilities on the Closing Date are set forth in each of the relevant Term Sheets under the heading “Initial Conditions” and in Exhibit E. This paragraph, and the provisions herein, shall be referred to as the “Certain Funds Provision”.
     You agree (a) to indemnify and hold harmless the Commitment Parties, their affiliates and their respective directors, employees, advisors, and agents (each, an “indemnified person”) from and against any and all losses, claims, damages and liabilities to which any such indemnified person may become subject arising out of or in connection with this Commitment Letter, the Credit Facilities, the use of the proceeds thereof and the Merger or any claim, litigation, investigation or proceeding (a “Proceeding”) relating to any of the foregoing, regardless of whether any indemnified person is a party thereto, and to reimburse each indemnified person upon demand for any reasonable legal or other out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing by one counsel to such indemnified persons taken as a whole and, in the case of a conflict of interest, one additional counsel to the affected indemnified persons taken as a whole (and, if necessary, of one local counsel in any jurisdiction), provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they arise from the willful misconduct, bad faith or gross negligence of, or breach of this Commitment Letter or the Fee Letter by, such indemnified person (or any of its related parties) or to any disputes solely among indemnified persons and not involving the Borrower, the Sponsors, the Company or any of their affiliates, and (b) if the Closing Date occurs, to reimburse each Commitment Party and its affiliates on the Closing Date for all reasonable out-of-pocket expenses that have been invoiced in a reasonable period of time prior to the Closing Date (including due diligence expenses, syndication expenses, travel expenses, and reasonable fees, charges and disbursements of one counsel to the Commitment Parties (and, if necessary, of one local counsel and one regulatory counsel in any jurisdiction)) incurred in connection with the Credit Facilities and any related documentation (including this Commitment Letter and the definitive financing documentation) or the administration, amendment, modification or waiver thereof. No indemnified person shall be liable for any damages arising from the use by others of Information or other materials obtained through electronic, telecommunications or other information transmission systems, except to the extent any such damages arise from the gross negligence, bad faith or willful misconduct of, or breach of this Commitment Letter or the Fee Letter by, such indemnified person (or any of its related parties), or for any special, indirect, consequential or punitive damages in connection with the Credit Facilities. You shall not be liable for any settlement of any Proceeding effected without your consent (which consent shall not be unreasonably withheld or delayed), but if settled with your written consent, or if there is a judgment against an indemnified person in any such Proceeding, you agree to indemnify and hold harmless each indemnified person in the manner set forth above. You shall not, without the prior written consent of an indemnified person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened Proceeding against an indemnified person in respect of which indemnity could have been sought hereunder by such indemnified person unless (i) such settlement includes an unconditional release of such indemnified person from all liability or claims that are the subject matter of such Proceeding and (ii) does not include any statement as to any admission.
     You acknowledge that each Commitment Party (or its affiliate) is a full service securities firm and such person may from time to time effect transactions, for its own or its affiliates’ account or the account of customers, and hold positions in loans, securities or options on loans or securities of the Company and its affiliates and of other companies that may be the subject of the transactions contemplated by this Commitment Letter. To its knowledge, no Commitment Party or its respective affiliates is arranging capital or providing financial advisory services to other persons in respect of which such Commitment Party has reason to believe you may have materially conflicting interests as directly regarding the transactions described herein. In addition, of the Commitment Parties and none of their respective affiliates will use confidential information obtained from you or your affiliates or on your or their behalf by virtue of the transactions contemplated hereby or any other relationships with you in connection with the performance by the Commitment Parties and their respective affiliates of services for other companies or other persons and none of the Commitment Parties or their respective affiliates will furnish any such information to other companies or other persons. You also acknowledge that the Commitment Parties and their respective affiliates have no obligation to use in connection with the transactions contemplated hereby, or to furnish to you, confidential information obtained from other companies or other persons.
     You further acknowledge and agree that (a) no fiduciary, advisory or agency relationship between you and the Commitment Parties is intended to be or has been created in respect of any of the transactions contemplated by this Commitment Letter, irrespective of whether the Commitment Parties have advised or are advising you on other matters, (b) the Commitment Parties, on the one hand, and you, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do you rely on, any fiduciary duty on the part of the Commitment Parties, (c) you are capable of evaluating and understanding, and you understand and accept, the terms, risks and conditions of the transactions contemplated by this Commitment Letter, and (d) you have been advised that the Commitment Parties are engaged in a broad range of transactions that may involve interests that differ from your interests and that the Commitment Parties have no obligation to disclose such interests and transactions to you by virtue of any fiduciary, advisory or agency relationship.

     This Commitment Letter shall not be assignable by you (except to one or more of your affiliates controlled, directly or indirectly, by the Sponsors to effect consummation of the Merger and to the Company or one of its subsidiaries immediately prior to or otherwise substantially concurrently with the consummation of the Merger) without the prior written consent of each Commitment Party (and any purported assignment without such consent shall be null and void), is intended to be solely for the benefit of the parties hereto and the indemnified persons and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto and the indemnified persons. This Commitment Letter may not be amended or waived except by an instrument in writing signed by you and each Commitment Party. This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Commitment Letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter and the Fee Letter are the only agreements that have been entered into among us and you with respect to the Credit Facilities and set forth the entire understanding of the parties with respect thereto. This Commitment Letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     This Commitment Letter is delivered to you on the understanding that neither this Commitment Letter nor the Fee Letter nor any of their terms or substance shall be disclosed, directly or indirectly, to any other person except (a) MergerCo, the Sponsors and to your and their officers, directors, employees, affiliates, members, partners, stockholders, attorneys, accountants, agents and advisors and, on a confidential basis, those of the Company and the Company itself (provided that any disclosure of the Fee Letter or its terms or substance to the Company or its officers, directors, employees, attorneys, accountants, agents or advisors shall be redacted in respect of the amount of fees set forth in numbered paragraphs 1 through 7 thereof, unless the Lead Arrangers otherwise agree), (b) in any legal, judicial or administrative proceeding or as otherwise required by law or regulation or as requested by a governmental authority (in which case you agree, to the extent permitted by law, to inform us promptly in advance thereof), (c) this Commitment Letter and the existence and contents hereof (but not the Fee Letter or the contents thereof other than the existence thereof and the contents thereof as part of projections, pro forma information and a generic disclosure of aggregate sources and uses to the extent customary in marketing materials and other disclosures) may be disclosed in any proxy relating to the Merger, in any prospectus or offering memoranda relating to the Senior Notes, in any syndication or other marketing material in connection with the Credit Facilities or in connection with any public filing requirement, and (d) the Term Sheets may be disclosed to potential Lenders and to any rating agency in connection with the Merger; provided, that the foregoing restrictions shall cease to apply in respect to the existence and contents of this Commitment Letter (but not in respect of the Fee Letter and its terms and substance) after this Commitment Letter has been accepted by you.
     The Commitment Parties shall use all nonpublic information received by them in connection with the Merger and the related transactions solely for the purposes of providing the services that are the subject of this Commitment Letter and shall treat confidentially all such information; provided, however, that nothing herein shall prevent any Commitment Party from disclosing any such information (a) to rating agencies, (b) to any Lenders or participants or prospective Lenders or participants, (c) in any legal, judicial, administrative proceeding or other compulsory process or otherwise as required by applicable law or regulations (in which case such Commitment Party shall promptly notify you, in advance, to the extent permitted by law), (d) upon the request or demand of any regulatory authority having jurisdiction over such Commitment Party or its affiliates (in which case such Commitment Party shall promptly notify you, in advance, to the extent lawfully permitted to do so), (e) to the employees, legal counsel, independent auditors, professionals and other experts or agents of such Commitment Party (collectively, “Representatives”) who need to know such information and are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential, (f) to any of its respective affiliates (provided that any such affiliate is advised of its obligation to retain such information as confidential, and such Commitment Party shall be responsible for its affiliates’ compliance with this paragraph) solely in connection with the Merger and the related transactions, (g) to the extent any such information becomes publicly available other than by reason of disclosure by such Commitment Party, its affiliates or Representatives and (h) for purposes of establishing a “due diligence” defense; provided, that the disclosure of any such information to any Lenders or prospective Lenders or participants or prospective participants referred to above shall be made subject to the acknowledgment and acceptance by such Lender or prospective Lender or participant or prospective participant that such information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as is otherwise reasonably acceptable to you and each Commitment Party, including, without limitation, as agreed in any confidential information memorandum or other marketing materials) in accordance with the standard syndication processes of such Commitment Party or customary market standards for dissemination of such type of information.
     You, the Sponsors and we hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any state or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Transactions or the other transactions contemplated hereby, this Commitment Letter or the Fee Letter or the performance of services hereunder or thereunder. You, the Sponsors and we agree that service of any process, summons, notice or document by registered mail addressed to you, the Sponsors or us shall be effective service of process for any suit, action or proceeding brought in any such court. You, the Sponsors and we hereby irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in any inconvenient forum. You, the Sponsors and we hereby irrevocably agree to waive trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of the Transactions, this Commitment Letter or the Fee Letter or the performance of services hereunder or thereunder.
     Each of the Commitment Parties hereby notifies you that, pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes names, addresses, tax identification numbers and other information that will allow such Lender to identify the Borrower and each Guarantor in accordance with the PATRIOT Act.
     The indemnification, jurisdiction and confidentiality provisions contained herein and in the Fee Letter shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the commitments hereunder; provided that your obligations under this Commitment Letter (other than your obligations with respect to (a) assistance to be provided in connection with the syndication thereof and (b) confidentiality of the Fee Letter and the contents thereof) shall automatically terminate and be superseded by the provisions of the Credit Facilities Documentation upon the initial funding thereunder, and you shall automatically be released from all liability in connection therewith at such time. You may terminate the Initial Lenders’ commitments hereunder at any time subject to the provisions of the preceding sentence.
     By signing this Commitment Letter, each of the parties hereto hereby acknowledges and agrees that (a) the Initial Senior Lenders are offering to provide the Senior Secured Facilities and the Receivables Facility separate and apart from the Initial Bridge Lenders’ offer to provide the Senior Bridge Facility and (b) the Initial Bridge Lenders are offering to provide the Senior Bridge Facility separate and apart from the offer by the Initial Senior Lenders to provide the Senior Secured Facilities and the Receivables Facility. You may, at your option, elect to accept this Commitment Letter (and the applicable provisions of the Fee Letter) with respect to either (a) the Senior Secured Facilities and the Receivables Facility or (b) the Senior Bridge Facility or both.
     If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms of this Commitment Letter and the Fee Letter by returning to us executed counterparts of this Commitment Letter and of the Fee Letter not later than 5:00 p.m., New York City time, on May 21, 2007. This offer will automatically expire at such time if we have not received such executed counterparts in accordance with the preceding sentence. In the event that the initial borrowing under the Credit Facilities does not occur on or before the Expiration Date, then this Commitment Letter and the commitments hereunder shall automatically terminate unless we shall, in our discretion, agree to an extension. “Expiration Date” means the Termination Date (as defined in Section 8.01(b) of the Merger Agreement, which provides for such date initially to be twelve (12) months from the FCC Filing Date (as defined in the Merger Agreement)); provided, that if such Termination Date is extended pursuant to Section 8.01(b) of the Merger Agreement (to the date that is eighteen (18) months from the FCC Filing Date), the Expiration Date shall automatically be extended to the expiry of such extended Termination Date.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     We are pleased to have been given the opportunity to assist you in connection with this important financing.

Very truly yours,

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Barbara Matas
Name:	Barbara Matas
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ David Mayhew

Name:	David Mayhew

Title:	Managing Director

By:	/s/ Stephen Cayer

Name:	Stephen Cayer

Title:	Director

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ David Mayhew

Name:	David Mayhew

Title:	Managing Director

By:	/s/ Stephen Cayer

Name:	Stephen Cayer

Title:	Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Vikrant Sawhney

Name	Vikrant Sawhney

Title:	Managing Director

By:	/s/ Jake Foley

Name:	Jake Foley

Title:	Managing Director

[Commitment Letter Signature Page]

MORGAN STANLEY SENIOR FUNDING INC.

By:	/s/ Henry F. D’Alessandro

Name:	Henry F. D’Alessandro

Title:	Vice President

[Commitment Letter Signature Page]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Judith E. Smith

Name:	Judith E. Smith

Title:	Director

By:	/s/ Doreen Barr

Name:	Doreen Barr

Title:	Vice President

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ SoVonna Day-Golns

Name:	SoVonna Day-Golns

Title:	Managing Director

[Commitment Letter Signature Page]

ROYAL BANK OF SCOTLAND plc

By:	/s/ Steven F. Killilea

Name:	Steven F. Killilea

Title:	Director

RBS SECURITIES CORPORATION

By:	/s/ Steven F. Killilea

Name:	Steven F. Killilea

Title:	Director

[Commitment Letter Signature Page]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ James D. Jeffries

Name:	James D. Jeffries

Title:	Managing Director

WACHOVIA INVESTMENT HOLDINGS, LLC

By:	/s/ James D. Jeffries

Name:	James D. Jeffries

Title:	Managing Director

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ James D. Jeffries

Name:	James D. Jeffries

Title:	Managing Director

[Commitment Letter Signature Page]

Accepted and agreed to as of
the date first above written:

BT TRIPLE CROWN MERGER CO, INC.

By:	/s/ Scott M. Sperling
Name:	Scott M. Sperling
Title:	Co-President

[Commitment Letter Signature Page]

B TRIPLE CROWN FINCO, LLC

By:	/s/ John Connaughton
Name:	John Connaughton
Title:	Managing Director

[Commitment Letter Signature Page]

T TRIPLE CROWN FINCO, LLC

By:	/s/ Scott M. Sperling
Name:	Scott M. Sperling
Title:	Co-President

[Commitment Letter Signature Page]